UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2012

NEOGENOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54384	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida		33913
(Address of principal executive offices)		(Zip Code)

(239) 768-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2012 Peter M. Peterson resigned from the board of directors of NeoGenomics, Inc. (the “Company”). Mr. Peterson was a member of the Company’s audit and compensation committees. There were no disagreements between Mr. Peterson and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ George Cardoza
George Cardoza Chief Financial Officer

Date: August 7, 2012